UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22338

Legg Mason Global Asset Management Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: September 30

Date of reporting period: September 30, 2016

ITEM 1.	REPORT TO STOCKHOLDERS

The Annual Report to Stockholders is filed herewith.

Annual Report	September 30, 2016

QS

GLOBAL MARKET

NEUTRAL FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks long-term capital appreciation.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of QS Global Market Neutral Fund for the period since the Fund’s inception on November 30, 2015 through September 30, 2016. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

October 28, 2016

II	QS Global Market Neutral Fund

Investment commentary

Economic review

The pace of U.S. economic activity fluctuated from the Fund’s inception on November 30, 2015 through September 30, 2016 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that fourth quarter 2015 U.S. gross domestic product (“GDP”)i growth was 0.9%. First and second quarter 2016 GDP growth was 0.8% and 1.4%, respectively. The U.S. Department of Commerce’s initial reading for third quarter 2016 GDP growth — released after the reporting period ended — was 2.9%. The improvement in GDP growth in the third quarter 2016 reflected an increase in private inventory investment, an acceleration in exports, a smaller decrease in state and local government spending and an upturn in federal government spending.

While there was a pocket of weakness in May 2016, job growth in the U.S. was solid overall and a tailwind for the economy during the reporting period. When the period ended on September 30, 2016, the unemployment rate was 5.0%, as reported by the U.S. Department of Labor. The percentage of longer-term unemployed declined over the period. In September 2016, 24.9% of Americans looking for a job had been out of work for more than six months, versus 26.3% when the period began.

Turning to the global economy, in its October 2016 World Economic Outlook Update, released after the reporting period ended, the International Monetary Fund (“IMF”)ii said, “The forces shaping the global outlook — both those operating over the short term and those operating over the long term — point to subdued growth for 2016 and a gradual recovery thereafter, as well as to downside risks.” From a regional perspective, the IMF currently estimates 2016 growth in the Eurozone will be 1.7%, versus 2.0% in 2015. Japan’s economy is expected to expand 0.5% in 2016, the same as in 2015. Elsewhere, the IMF projects that overall growth in emerging market countries will tick up to 4.2% in 2016, versus 4.0% in 2015.

After an extended period of maintaining the federal funds rateiii at a historically low range between zero and 0.25%, the Federal Reserve Board (the “Fed”)iv increased the rate at its meeting on December 16, 2015. This marked the first rate hike since 2006. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. At its meeting that concluded on September 21, 2016, as well as during the prior meetings of the year, the Fed kept rates on hold. In the Fed’s statement after the September meeting it said, “The Committee judges that the case for an increase in the federal funds rate has strengthened but decided, for the time being, to wait for further evidence of continued progress toward its objectives. The stance of monetary policy remains accommodative, thereby supporting further improvement in labor market conditions and a return to 2 percent inflation.”

Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)v took a number of actions to stimulate growth and ward off deflation. In January 2015, before the reporting period began, the ECB announced that, beginning in March 2015, it would start a €60 billion-a-month bond buying program that is expected to run until September 2016. In December 2015, the ECB extended its monthly bond buying program until at least March 2017. Finally, in March 2016 the ECB announced that it

QS Global Market Neutral Fund	III

Investment commentary (cont’d)

would increase its bond purchasing program to €80 billion a month. It also cut its deposit rate to -0.4% and its main interest rate to 0%. Looking at other developed countries, in the aftermath of the June 2016 U.K. referendum to leave the European Union (“Brexit”), the Bank of England (“BoE”)vi lowered rates in October 2016 from 0.50% to 0.25% — an all-time low. After holding rates steady at 0.10% for more than five years, in January 2016 the Bank of Japan announced that it cut the rate on current accounts that commercial banks hold with it to -0.10%. Elsewhere, the People’s Bank of China kept rates steady at 4.35%.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

October 28, 2016

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The International Monetary Fund (“IMF”) is an organization of 189 countries, working to foster global monetary cooperation, secure financial stability, facilitate international trade, promote high employment and sustainable economic growth, and reduce poverty around the world.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vi	The Bank of England (“BoE”), formally the Governor and Company of the BoE, is the central bank of the United Kingdom. The BoE’s purpose is to maintain monetary and financial stability.

IV	QS Global Market Neutral Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to provide long-term capital appreciation. The Fund seeks positive returns unrelated to the broad global market by selecting both long and short positions in equity securities from anywhere in the world while applying measures that attempt to control for risk. We at QS Investors, LLC, the Fund’s subadviser, buy equity securities that we consider to be undervalued (“long positions”) and sell short equity securities that we consider to be overvalued (“short positions”). We use quantitative models to select long and short position sizes that we believe will achieve overall market neutrality, thereby attempting to limit the effects of global stock market movements on overall Fund performance. We view market neutrality to mean that the exposure of the long and short positions should offset one another producing a net equity exposure that is approximately +/- 1% under normal market conditions. Because of the Fund’s market neutral strategy, the Fund is intended to have returns that are generally independent of the returns and direction of the global stock market, although there can be no assurance that it will achieve that result.

Under normal market conditions, the Fund will invest primarily in common stocks, preferred stocks, convertible securities, American depositary receipts, global depository receipts, master limited partnerships (MLPs), real estate investment trusts (REITs)i, and securities of other investment companies including exchange-traded funds (ETFs). As a global fund, the Fund can seek investment opportunities anywhere in the world, and under normal market conditions, the Fund will invest in or have exposure to at least three countries, which may include the United States. The Fund may invest without limit in securities in any country, including countries with developed or emerging markets. The Fund may invest in issuers of any market capitalization.

When we deem it to be appropriate, the Fund may enter into various derivative transactions as a principal investment using total return swaps, equity futures, options, warrants, and other similar investments. Derivatives may be used by the Fund as a hedging technique in an attempt to manage risk; as a substitute for buying or selling securities; to provide additional exposure to investment types or market factors; to change the characteristics of the Fund’s portfolio; in an attempt to enhance returns; and to manage cash.

Q. What were the overall market conditions during the Fund’s reporting period?

A. After selling off at the end of the third calendar quarter of 2015 in reaction to China’s growth slowdown and commodity price declines, global equities rebounded in October 2015, with virtually all markets in positive territory. However, global stocks slipped later during the final quarter of 2015, as market volatility increased.

The markets started 2016 in “risk-off” mode due to fears of economic slowdowns in the U.S. and China (and most other markets), falling commodity prices, and uncertainty over the pace of interest rate increases from the Federal Reserve Board (the “Fed”)ii. In mid-February 2016 the market made a sharp reversal and rallied into the first calendar quarter end, along with commodities. Global equities declined for the quarter in all regions, despite positive results for March. The banks industry was the hardest hit

QS Global Market Neutral Fund 2016 Annual Report	1

Fund overview (cont’d)

across regions, with lower trading volumes impacting the banks’ fixed income, currency and commodities divisions.

After a mixed start to the second calendar quarter of 2016, volatility returned to global developed markets in late June after investors were surprised by the win for “exit” in Britain’s referendum on whether to leave the European Union. In addition to the U.K., whose economy had begun to slow even before the vote, some of the weaker European markets were hard hit. Emerging markets remained unscathed over “Brexit” and ended the month with a solid gain, but underperformed for the quarter.

Global equities advanced in the third quarter of 2016 after being whipsawed by the Brexit vote in late June 2016. Most of the gains occurred early in the quarter, when several major stock indices rose to new highs before falling back slightly. Industrial commodity stocks saw some strong returns, while oil and gold prices were essentially flat. Overall, emerging markets continued to outperform the developed world; a number of larger emerging market countries had double digit gains, including China, Taiwan, Brazil and South Korea. Other large markets with strong performance included Germany, Japan, Russia, France and India. Central banks continued to be accommodative, though only the Bank of Japan made significant policy moves. Many markets saw modestly upward trends in manufacturing sentiment.

Q. How did we respond to these changing market conditions?

A. Given that our process is designed to limit the effects of global stock market movements on overall Fund performance, changing market conditions did not necessitate a change in our process.

Performance review

For the period since the Fund’s inception on November 30, 2015 through September 30, 2016, Class A shares of QS Global Market Neutral Fund, excluding sales charges, returned -3.80%. The Fund’s unmanaged benchmark, the Citigroup 3-Month U.S. Treasury Bill Indexiii, returned 0.20% for the same period. The Lipper Alternative Equity Market Neutral Funds Category Average1 returned -0.94% over the same time frame.

Performance Snapshot as of September 30, 2016 (unaudited)
(excluding sales charges)	6 months	Since Fund Inception*
QS Global Market Neutral Fund:
Class A	-4.09%	-3.80%
Class I	-3.88%	-3.50%
Class IS	-3.88%	-3.50%
Citigroup 3-Month U.S. Treasury Bill Index	0.13%	0.20%
Lipper Alternative Equity Market Neutral Funds Category Average[1]	-0.73%	-0.94%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended September 30, 2016, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 107 funds for the six-month period and among the 105 funds for the ten-month period in the Fund’s Lipper category, and excluding sales charges, if any.

2	QS Global Market Neutral Fund 2016 Annual Report

than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized. Results for longer periods will differ, in some cases, substantially.

Fund performance figures reflect fee waivers and/or expense reimbursements, with- out which the performance would have been lower.

* The Fund’s inception date is November 30, 2015.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated November 30, 2015, the gross total annual fund operating expense ratios for Class A, Class I and Class IS shares were 5.93%, 5.58% and 5.48%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage commissions and expenses, fees, costs and expenses associated with any prime brokerage arrangement (including the costs of any securities borrowing arrangement), dividend and interest expenses on securities sold short, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 1.55% for Class A shares, 1.20% for Class I shares and 1.10% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. Stock selection results were strong in Europe, the U.K., Australia, New Zealand and Canada. From a sector perspective, the primary contributors to performance were selections in the Consumer Discretionary sector and the banks industry. Selection also added value in the Consumer Staples and Telecommunications sectors. During the third calendar quarter of 2016, stock selection overall was positive, with valuation themes driving most of the performance but not enough to overcome the negative performance of the first half of 2016.

QS Global Market Neutral Fund 2016 Annual Report	3

Fund overview (cont’d)

Q. What were the leading detractors from performance?

A. Stock selection in the United States was the leading detractor from performance for the period from a regional perspective. In terms of sectors, the leading detractor was stock selection in Information Technology and Health Care sectors.

Our stock selection model struggled during the first two quarters of 2016, erasing any gains realized in the last month of 2015. The stock selection model we employ incorporates measures of valuation, consisting of ratios of price-to-earnings (“P/E”)iv or price-to-sales (“PSR”)v, for example, and sentiment, consisting of measures such as earnings growth, earnings estimates, or price momentum. For the first quarter of 2016, model results were flat, with our valuation based measures outperforming and our sentiment based measures detracting. In the second quarter, sentiment measures rebounded slightly, but valuation measures had very negative performance. During the first half of the year, volatility across measures of value and growth — effective predictors of outperformance — was higher than usual. In addition, performance of these measures was very narrow, with very few fundamental drivers of stock returns adding value, which is something we have observed from time to time. This low participation of fundamental measures was the main reason our model, and portfolio, underperformed in the second quarter of 2016.

Thank you for your investment in QS Global Market Neutral Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

QS Investors, LLC

October 18, 2016

RISKS: Equity securities are subject to market and price fluctuations. Small-and mid-cap stocks involve greater risks and volatility than large-cap stocks. Foreign investments are subject to special risks including currency fluctuations, social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. The Fund uses short positions in combination with long positions in a market neutral strategy to try to neutralize exposure to the global stock market and capture a positive return, regardless of the direction of the market. The Fund’s market neutral strategy may result in greater losses or lower positive returns than if the Fund held only long positions. Although the subadviser’s models were created to improve performance and to reduce overall portfolio risk, there is no guarantee that these models and the Fund’s market neutral strategy will be successful. The overall performance of the Fund depends on the net performance of its long and short positions, and it is possible for the Fund to experience a net loss across all positions.

The Fund may employ leverage, which increases the volatility of investment returns and subjects the Fund to magnified losses if the Fund’s investments decline in value. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The Fund may employ short selling, a speculative strategy. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short. There is no assurance strategies used by the Fund will be

4	QS Global Market Neutral Fund 2016 Annual Report

successful. Active and frequent trading may increase a shareholder’s tax liability and transaction costs, which could detract from Fund performance. Some assets held by the Fund may be impossible or difficult to sell, particularly during times of market turmoil. These illiquid assets may also be difficult to value. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss. There can be no assurance that the Fund will engage in hedging transactions at any given time, even under volatile market conditions, or that any hedging transactions the Fund engages in will be successful. Hedging transactions involve costs and may reduce gains or result in losses. Additional risks may include those risks associated with REITs, MLPs and investing in securities issued by other investment companies, including ETFs. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of September 30, 2016 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of September 30, 2016 were: Persimmon PLC (0.8%), Auto Trader Group PLC (0.7%), Suzuki Motor Corp. (0.7%), Smith & Wesson Holding Corp. (0.7%), Hawaiian Holdings Inc. (0.7%), Sanyo Special Steel Co., Ltd. (0.7%), Software AG (0.7%), Tokyu Construction Co., Ltd. (0.7%), Vestas Wind Systems A/S (0.7%) and YIT OYJ (0.7%). Please refer to pages 12 through 31 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of September 30, 2016 were: Industrials (19.6%), Consumer Discretionary (17.3%), Financials (11.5%), Materials (11.1%) and Information Technology (9.0%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual for future performance.

[i]	Real estate investment trusts (“REITs”) invest in real estate or loans secured by real estate and issue shares in such investments, which can be illiquid.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii	The Citigroup 3-Month U.S. Treasury Bill Index is an unmanaged index generally representative of the average yield of 3-month U.S. Treasury bills.

iv	The price-to-earnings (“P/E”) ratio is a stock’s price divided by its earnings per share.

[v]	The price-to-sales (“PSR”) ratio is a stock’s price divided by its revenues.

QS Global Market Neutral Fund 2016 Annual Report	5

Fund at a glance (unaudited)

Investment breakdown† (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of September 30, 2016 and does not include derivatives, such as forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
‡	Effective August 31, 2016, the Financials sector was redefined to exclude real estate and a Real Estate sector was created.

Securities sold short breakdown* (%) as a percent of total securities sold short

*	The bar graph above represents the composition of the Fund’s securities sold short as of September 30, 2016 and does not include derivatives. The Fund is actively managed. As a result, the composition of the Fund’s securities sold short is subject to change at any time.
**	Effective August 31, 2016, the Financials sector was redefined to exclude real estate and a Real Estate sector was created.

6	QS Global Market Neutral Fund 2016 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on April 1, 2016 and held for the six months ended September 30, 2016.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	-4.09%	$1,000.00	$959.10	4.12%	$20.18	Class A	5.00%	$1,000.00	$1,004.40	4.12%	$20.65
Class I	-3.88	1,000.00	961.20	3.74	18.34	Class I	5.00	1,000.00	1,006.30	3.74	18.76
Class IS	-3.88	1,000.00	961.20	3.79	18.58	Class IS	5.00	1,000.00	1,006.05	3.79	19.01

QS Global Market Neutral Fund 2016 Annual Report	7

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended September 30, 2016.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 366.

8	QS Global Market Neutral Fund 2016 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A†	Class I†	Class IS†
Inception* through 9/30/16	-3.80%	-3.50%	-3.50%

With sales charges[2]	Class A†	Class I†	Class IS†
Inception* through 9/30/16	-9.33%	-3.50%	-3.50%

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 11/30/15 through 9/30/16)	-3.80%
Class I (Inception date of 11/30/15 through 9/30/16)	-3.50
Class IS (Inception date of 11/30/15 through 9/30/16)	-3.50

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Results for longer periods will differ, in some cases, substantially. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Not annualized.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares.

[2]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%.

*	Inception date for Class A, I and IS shares is November 30, 2015.

QS Global Market Neutral Fund 2016 Annual Report	9

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class A Shares of QS Global Market Neutral Fund vs. Citigroup 3-Month U.S. Treasury Bill Index† — November 30, 2015 - September 2016

Value of $1,000,000 invested in

Class I and IS Shares of QS Global Market Neutral Fund vs. Citigroup 3-Month U.S. Treasury Bill Index† — November 30, 2015 - September 2016

10	QS Global Market Neutral Fund 2016 Annual Report

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A shares and $1,000,000 invested in Class I and IS shares of QS Global Market Neutral Fund on November 30, 2015 (inception date), assuming the deduction of the maximum sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through September 30, 2016. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in the Citigroup 3-Month U.S. Treasury Bill Index. The Citigroup 3-Month U.S. Treasury Bill Index is an unmanaged market index generally representative of the average yield of 3-month U.S. Treasury bills. The Index is unmanaged and not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

QS Global Market Neutral Fund 2016 Annual Report	11

Schedule of investments

September 30, 2016

QS Global Market Neutral Fund

Security	Shares	Value
Common Stocks — 91.2%
Consumer Discretionary — 17.3%
Auto Components — 3.7%
American Axle & Manufacturing Holdings Inc.	1,859	$32,012	*(a)
Keihin Corp.	1,700	26,982	(b)
Lear Corp.	190	23,032	(a)
Sumitomo Rubber Industries Ltd.	2,500	37,808	(b)
Tenneco Inc.	337	19,637	*(a)
Toyota Boshoku Corp.	1,600	35,909	(b)
Unipres Corp.	1,700	30,015	(b)
Visteon Corp.	345	24,723	(a)
Total Auto Components		230,118
Automobiles — 0.8%
Suzuki Motor Corp.	1,400	46,868	(b)
Distributors — 0.4%
Inchcape PLC	3,218	27,466	(a)(b)
Hotels, Restaurants & Leisure — 2.6%
Aristocrat Leisure Ltd.	3,426	41,560	(b)
Autogrill SpA	1,775	15,037	(b)
BJ’s Restaurants Inc.	342	12,158	*(a)
Darden Restaurants Inc.	375	22,995	(a)
Restaurant Brands International Inc.	900	40,131	(a)
Unibet Group PLC, SDR	3,510	32,597	(b)
Total Hotels, Restaurants & Leisure		164,478
Household Durables — 2.7%
Bellway PLC	1,104	33,960	(a)(b)
Electrolux AB, Class B Shares	1,426	35,734	(b)
Forbo Holding AG, Registered Shares	24	32,264	*(b)
Persimmon PLC	2,092	49,308	(a)(b)
SodaStream International Ltd.	607	16,122	*(a)
Total Household Durables		167,388
Internet & Direct Marketing Retail — 0.6%
Start Today Co., Ltd.	2,100	35,967	(b)
Leisure Products — 0.7%
Smith & Wesson Holding Corp.	1,741	46,293	*(a)
Media — 0.5%
Mediaset Espana Comunicacion SA	1,176	13,937	(b)
Starz, Class A Shares	581	18,122	*(a)
Total Media		32,059

See Notes to Financial Statements.

12	QS Global Market Neutral Fund 2016 Annual Report

QS Global Market Neutral Fund

Security	Shares	Value
Multiline Retail — 0.6%
Dollarama Inc.	500	$39,037
Specialty Retail — 4.1%
Adastria Co., Ltd.	1,500	34,427	(b)
American Eagle Outfitters Inc.	1,283	22,914	(a)
Barnes & Noble Inc.	2,513	28,397	(a)
Children’s Place Inc.	266	21,246	(a)
Foot Locker Inc.	300	20,316	(a)
Home Depot Inc.	115	14,798	(a)
JD Sports Fashion PLC	1,527	29,164	(b)
Nitori Holdings Co., Ltd.	200	23,929	(b)
Pier 1 Imports Inc.	4,908	20,810	(a)
Urban Outfitters Inc.	509	17,571	*(a)
WH Smith PLC	1,161	23,174	(b)
Total Specialty Retail		256,746
Textiles, Apparel & Luxury Goods — 0.6%
Michael Kors Holdings Ltd.	817	38,227	*(a)
Total Consumer Discretionary		1,084,647
Consumer Staples — 6.1%
Beverages — 1.0%
Coca-Cola HBC AG, Class DI Shares	1,630	37,828	*(a)(b)
ITO EN Ltd.	700	24,835	(b)
Total Beverages		62,663
Food & Staples Retailing — 1.8%
Koninklijke Ahold Delhaize NV	642	14,624	(b)
Koninklijke Ahold Delhaize NV, ADR	950	21,518	(a)
Matsumotokiyoshi Holdings Co., Ltd.	700	36,172	(b)
Metro AG	592	17,615	(b)
William Morrison Supermarkets PLC	8,678	24,495	(a)(b)
Total Food & Staples Retailing		114,424
Food Products — 2.2%
Bakkafrost P/F	740	30,961	(b)
Dean Foods Co.	836	13,710	(a)
Leroey Seafood Group ASA	443	22,427	(b)
Maple Leaf Foods Inc.	800	18,360
Nippon Suisan Kaisha Ltd.	7,600	32,653	(b)
Suedzucker AG	765	21,255	(b)
Total Food Products		139,366

See Notes to Financial Statements.

QS Global Market Neutral Fund 2016 Annual Report	13

Schedule of investments (cont’d)

September 30, 2016

QS Global Market Neutral Fund

Security	Shares	Value
Household Products — 0.5%
Reckitt Benckiser Group PLC	302	$28,460	(a)(b)
Tobacco — 0.6%
Imperial Brands PLC	714	36,804	(a)(b)
Total Consumer Staples		381,717
Energy — 6.0%
Energy Equipment & Services — 2.8%
Ensign Energy Services Inc.	2,800	16,007
Noble Corp. PLC	3,487	22,107	(a)
Petrofac Ltd.	3,485	40,270	(a)(b)
Rowan Cos. PLC, Class A Shares	1,246	18,889	(a)
Subsea 7 SA	3,532	38,023	*(b)
Unit Corp.	2,266	42,148	*(a)
Total Energy Equipment & Services		177,444
Oil, Gas & Consumable Fuels — 3.2%
Gran Tierra Energy Inc.	12,000	35,947	*
Idemitsu Kosan Co., Ltd.	1,800	37,085	(b)
JX Holdings Inc.	9,800	39,560	(b)
Saras SpA	22,359	35,551	(b)
Showa Shell Sekiyu KK	3,400	31,549	(b)
TonenGeneral Sekiyu KK	2,000	20,255	(b)
Total Oil, Gas & Consumable Fuels		199,947
Total Energy		377,391
Financials — 11.5%
Banks — 3.2%
Bank Hapoalim B.M.	6,881	39,016	(b)
Bank Leumi Le-Israel	9,399	35,719	*(b)
Bank of Nova Scotia	800	42,392	(a)
Canadian Imperial Bank of Commerce	400	31,016	(a)
Chiba Bank Ltd.	3,000	17,049	(b)
Great Western Bancorp Inc.	954	31,787	(a)
Total Banks		196,979
Capital Markets — 1.2%
3i Group PLC	4,552	38,316	(a)(b)
Bank of New York Mellon Corp.	929	37,048	(a)
Total Capital Markets		75,364
Consumer Finance — 1.1%
Capital One Financial Corp.	584	41,948	(a)
EZCORP Inc., Class A Shares	2,513	27,794	*(a)
Total Consumer Finance		69,742

See Notes to Financial Statements.

14	QS Global Market Neutral Fund 2016 Annual Report

QS Global Market Neutral Fund

Security	Shares	Value
Insurance — 5.1%
AXA SA	1,659	$35,297	(b)
Delta Lloyd NV	3,150	14,462	(b)
Direct Line Insurance Group PLC	8,214	38,839	(a)(b)
Hannover Rueck SE	380	40,705	(b)
Old Republic International Corp.	1,985	34,976	(a)
Prudential Financial Inc.	235	19,109	(a)
Sony Financial Holdings Inc.	1,900	26,160	(b)
Sun Life Financial Inc.	500	16,270	(a)
Swiss Re AG	389	35,096	(b)
Talanx AG	1,351	41,205	*(b)
Tokio Marine Holdings Inc.	500	19,161	(b)
Total Insurance		321,280
Thrifts & Mortgage Finance — 0.9%
Genworth MI Canada Inc.	1,500	38,599
PHH Corp.	1,215	17,557	*(a)
Total Thrifts & Mortgage Finance		56,156
Total Financials		719,521
Health Care — 5.8%
Biotechnology — 0.5%
Amgen Inc.	210	35,030	(a)
Health Care Equipment & Supplies — 1.6%
Baxter International Inc.	675	32,130	(a)
Hologic Inc.	918	35,646	*(a)
Masimo Corp.	561	33,374	*(a)
Total Health Care Equipment & Supplies		101,150
Health Care Providers & Services — 1.4%
Aetna Inc.	128	14,777	(a)
Express Scripts Holding Co.	464	32,726	*(a)
HCA Holdings Inc.	201	15,202	*(a)
Ship Healthcare Holdings Inc.	800	24,578	(b)
Total Health Care Providers & Services		87,283
Life Sciences Tools & Services — 1.0%
Agilent Technologies Inc.	334	15,728	(a)
Bruker Corp.	642	14,541	(a)
ICON PLC	208	16,093	*(a)
Lonza Group AG, Registered Shares	86	16,411	*(b)
Total Life Sciences Tools & Services		62,773

See Notes to Financial Statements.

QS Global Market Neutral Fund 2016 Annual Report	15

Schedule of investments (cont’d)

September 30, 2016

QS Global Market Neutral Fund

Security	Shares	Value
Pharmaceuticals — 1.3%
Impax Laboratories Inc.	1,352	$32,042	*(a)
Mylan NV	880	33,546	*(a)
Shionogi & Co., Ltd.	300	15,334	(b)
Total Pharmaceuticals		80,922
Total Health Care		367,158
Industrials — 19.6%
Aerospace & Defense — 1.7%
BWX Technologies Inc.	576	22,101	(a)
CAE Inc.	2,000	28,401
Qinetiq Group PLC	11,884	36,475	(b)
Spirit AeroSystems Holdings Inc., Class A Shares	384	17,103	*(a)
Total Aerospace & Defense		104,080
Air Freight & Logistics — 0.4%
Hub Group Inc., Class A Shares	617	25,149	*(a)
Airlines — 3.3%
Air France-KLM	5,180	27,832	*(b)
Delta Air Lines Inc.	888	34,952	(a)
Hawaiian Holdings Inc.	938	45,587	*(a)
JetBlue Airways Corp.	1,873	32,290	*(a)
Qantas Airways Ltd.	17,410	41,763	(b)
Southwest Airlines Co.	645	25,084	(a)
Total Airlines		207,508
Building Products — 0.3%
Owens Corning	294	15,697	(a)
Commercial Services & Supplies — 0.6%
Intrum Justitia AB	1,209	38,975	(b)
Construction & Engineering — 4.0%
ACS, Actividades de Construccion y Servicios SA	1,304	39,410	(b)
Hochtief AG	302	42,582	(b)
Penta-Ocean Construction Co., Ltd.	7,000	39,903	(b)
Skanska AB, Class B Shares	1,712	39,946	(b)
Tokyu Construction Co., Ltd.	4,300	42,984	(b)
YIT OYJ	5,314	42,798	(b)
Total Construction & Engineering		247,623
Electrical Equipment — 2.3%
Fujikura Ltd.	7,000	38,098	(b)
GS Yuasa Corp.	8,000	32,942	(b)
Nexans SA	530	30,398	*(b)
Vestas Wind Systems A/S	520	42,962	(b)
Total Electrical Equipment		144,400

See Notes to Financial Statements.

16	QS Global Market Neutral Fund 2016 Annual Report

QS Global Market Neutral Fund

Security	Shares	Value
Industrial Conglomerates — 0.6%
Siemens AG, Registered Shares	319	$37,343	(b)
Machinery — 2.4%
Meidensha Corp.	4,000	13,164	(b)
Ryobi Ltd.	6,000	26,655	(b)
Schindler Holding AG	193	36,157	(b)
Toro Co.	720	33,725	(a)
Wabash National Corp.	2,840	40,442	*(a)
Total Machinery		150,143
Professional Services — 1.1%
Experian PLC	1,782	35,704	(a)(b)
Meitec Corp.	1,000	35,129	(b)
Total Professional Services		70,833
Road & Rail — 0.3%
National Express Group PLC	4,485	20,015	(b)
Trading Companies & Distributors — 2.0%
Hanwa Co., Ltd.	3,000	18,206	(b)
Kloeckner & Co. AG	3,468	42,221	*(b)
Russel Metals Inc.	2,200	35,131
Sumitomo Corp.	2,700	30,149	(b)
Total Trading Companies & Distributors		125,707
Transportation Infrastructure — 0.6%
Aena SA	166	24,484	(b)
Flughafen Zuerich AG, Registered Shares	79	15,422	(b)
Total Transportation Infrastructure		39,906
Total Industrials		1,227,379
Information Technology — 9.0%
Communications Equipment — 2.0%
Brocade Communications Systems Inc.	3,834	35,388	(a)
Juniper Networks Inc.	1,547	37,221	(a)
Motorola Solutions Inc.	482	36,767	(a)
Sonus Networks Inc.	2,151	16,734	*(a)
Total Communications Equipment		126,110
Electronic Equipment, Instruments & Components — 0.3%
Sanmina Corp.	705	20,071	*(a)
Internet Software & Services — 1.4%
Auto Trader Group PLC	8,918	46,872	(a)(b)
CROOZ Inc.	1,200	27,025	(b)
Mixi Inc.	400	14,420	(b)
Total Internet Software & Services		88,317

See Notes to Financial Statements.

QS Global Market Neutral Fund 2016 Annual Report	17

Schedule of investments (cont’d)

September 30, 2016

QS Global Market Neutral Fund

Security	Shares	Value
IT Services — 0.6%
Genpact Ltd.	562	$13,460	*(a)
NET One Systems Co., Ltd.	3,200	22,264	(b)
Total IT Services		35,724
Semiconductors & Semiconductor Equipment — 1.6%
KLA-Tencor Corp.	232	16,173	(a)
SMA Solar Technology AG	757	24,113	(b)
Tessera Technologies Inc.	758	29,137	(a)
Ulvac Inc.	1,100	32,704	(b)
Total Semiconductors & Semiconductor Equipment		102,127
Software — 3.1%
CDK Global Inc.	269	15,430	(a)
Citrix Systems Inc.	219	18,663	*(a)
Micro Focus International PLC	536	15,270	(a)(b)
NICE Ltd.	501	33,502	(b)
Nuance Communications Inc.	1,992	28,884	*(a)
Sage Group PLC	4,117	39,432	(a)(b)
Software AG	1,029	43,603	(b)
Total Software		194,784
Total Information Technology		567,133
Materials — 11.1%
Chemicals — 2.4%
Johnson Matthey PLC	962	41,120	(a)(b)
Sika AG	5	24,301	(b)
Sumitomo Bakelite Co., Ltd.	4,000	20,917	(b)
Sumitomo Chemical Co., Ltd.	6,000	26,680	(b)
Tokuyama Corp.	9,000	37,802	*(b)
Total Chemicals		150,820
Containers & Packaging — 0.6%
Orora Ltd.	14,736	35,599	(b)
Metals & Mining — 7.5%
AK Steel Holding Corp.	7,005	33,834	*(a)
Barrick Gold Corp.	2,100	37,184	(a)
Bekaert NV	587	26,767	(b)
Daido Steel Co., Ltd.	6,000	27,557	(b)
Hochschild Mining PLC	9,556	35,811	(b)
Kinross Gold Corp.	4,420	18,608	*(a)
Lonmin PLC	13,636	35,380	*(b)
Newmarket Gold Inc.	10,200	36,619	*

See Notes to Financial Statements.

18	QS Global Market Neutral Fund 2016 Annual Report

QS Global Market Neutral Fund

Security	Shares	Value
Metals & Mining — continued
Northern Star Resources Ltd.	12,086	$42,096	(b)
OZ Minerals Ltd.	4,853	22,667	(b)
Sanyo Special Steel Co., Ltd.	8,000	44,859	(b)
TimkenSteel Corp.	3,289	34,370	*(a)
Vedanta Resources PLC	5,366	40,489	(b)
Yamana Gold Inc.	8,045	34,674	(a)
Total Metals & Mining		470,915
Paper & Forest Products — 0.6%
Oji Holdings Corp.	4,000	15,828	(b)
UPM-Kymmene OYJ	1,075	22,701	(b)
Total Paper & Forest Products		38,529
Total Materials		695,863
Real Estate — 2.2%
Equity Real Estate Investment Trusts (REITs) — 1.0%
CBL & Associates Properties Inc.	2,709	32,887	(a)
Corrections Corp. of America	866	12,011	(a)
Mirvac Group	10,900	18,727	(b)
Total Equity Real Estate Investment Trusts (REITs)		63,625
Real Estate Management & Development — 1.2%
Daito Trust Construction Co., Ltd.	200	31,963	(b)
LendLease Group	3,696	39,856	(b)
Total Real Estate Management & Development		71,819
Total Real Estate		135,444
Telecommunication Services — 1.4%
Diversified Telecommunication Services — 0.4%
Nippon Telegraph & Telephone Corp.	500	22,835	(b)
Wireless Telecommunication Services — 1.0%
KDDI Corp.	1,300	40,004	(b)
NTT DoCoMo Inc., ADR	1,000	25,410	(a)
Total Wireless Telecommunication Services		65,414
Total Telecommunication Services		88,249
Utilities — 1.2%
Electric Utilities — 0.9%
Endesa SA	1,179	25,270	(b)
Genesis Energy Ltd.	6,842	10,403	(b)
Red Electrica Corporacion SA	876	18,867
Total Electric Utilities		54,540

See Notes to Financial Statements.

QS Global Market Neutral Fund 2016 Annual Report	19

Schedule of investments (cont’d)

September 30, 2016

QS Global Market Neutral Fund

Security		Shares	Value
Independent Power and Renewable Electricity Producers — 0.3%
TransAlta Renewables Inc.		1,500	$16,841
Uniper SE		357	4,373	*
Total Independent Power and Renewable Electricity Producers			21,214
Total Utilities			75,754
Total Investments before Short-Term Investments (Cost — $5,363,123)			5,720,256

	Rate
Short-Term Investments — 16.9%
State Street Institutional U.S. Government Money Market Fund, Admin Class (Cost — $1,062,672)	0.003%	1,062,672	1,062,672
Total Investments — 108.1% (Cost — $6,425,795#)			6,782,928
Liabilities in Excess of Other Assets — (8.1)%			(510,510)
Total Net Assets — 100.0%			$6,272,418

*	Non-income producing security.

(a)	All or a portion of this security is held at the broker as collateral for open securities sold short.

(b)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

#	Aggregate cost for federal income tax purposes is $6,536,434.

Abbreviations used in this schedule:
ADR	— American Depositary Receipts
SDR	— Swedish Depositary Receipts

See Notes to Financial Statements.

20	QS Global Market Neutral Fund 2016 Annual Report

QS Global Market Neutral Fund

Summary of Investments by Country* (unaudited)
United States	24.4%
Japan	18.6
United Kingdom	9.8
Canada	7.2
Germany	4.6
Australia	3.6
Switzerland	2.9
Israel	1.8
Spain	1.8
Sweden	1.7
France	1.4
Finland	1.0
Netherlands	0.7
Italy	0.7
Denmark	0.6
India	0.6
Peru	0.5
Ireland	0.5
Malta	0.5
Faeroe Islands	0.5
Belgium	0.4
Norway	0.3
New Zealand	0.2
Short-Term Investments	15.7
100.0%

*	As a percentage of total investments. Please note that the Fund holdings are as of September 30, 2016 and are subject to change.

See Notes to Financial Statements.

QS Global Market Neutral Fund 2016 Annual Report	21

Schedule of investments (cont’d)

September 30, 2016

QS Global Market Neutral Fund

Security	Shares	Value
Securities Sold Short‡ — (91.0)%
Consumer Discretionary — (15.5)%
Auto Components — (0.3)%
NGK Spark Plug Co., Ltd.	(900)	$(15,856	) (a)
Automobiles — (0.4)%
Volkswagen AG	(215)	(28,245	) (a)
Diversified Consumer Services — (0.8)%
Houghton Mifflin Harcourt Co.	(1,455)	(19,512	) *
LifeLock Inc.	(1,834)	(31,031	) *
Total Diversified Consumer Services		(50,543)
Hotels, Restaurants & Leisure — (4.0)%
Accor SA	(793)	(31,455	) (a)
Buffalo Wild Wings Inc.	(81)	(11,400	) *
Chipotle Mexican Grill Inc.	(35)	(14,822	) *
H.I.S. Co., Ltd.	(1,100)	(28,705	) (a)
Kona Grill Inc.	(942)	(11,841	) *
NH Hotel Group S.A.	(3,550)	(16,191	) *(a)
Ohsho Food Service Corp.	(500)	(19,610	) (a)
Tatts Group Ltd.	(8,296)	(23,218	) (a)
Whitbread PLC	(687)	(34,861	) (a)
Wynn Resorts Ltd.	(286)	(27,862)
Yoshinoya Holdings Co., Ltd.	(2,100)	(30,088	) (a)
Total Hotels, Restaurants & Leisure		(250,053)
Household Durables — (0.8)%
Newell Brands Inc.	(446)	(23,486)
TomTom NV	(2,746)	(26,285	) *(a)
Total Household Durables		(49,771)
Internet & Direct Marketing Retail — (1.3)%
Ocado Group PLC	(3,099)	(10,624	) *(a)
Rakuten Inc.	(2,900)	(37,724	) (a)
Yoox Net-A-Porter Group SpA	(984)	(30,490	) *(a)
Total Internet & Direct Marketing Retail		(78,838)
Leisure Products — (0.5)%
Amer Sports OYJ	(999)	(30,545	) (a)
Media — (1.8)%
Corus Entertainment Inc., Class B Shares	(1,100)	(10,187)
Daiichikosho Co., Ltd.	(400)	(16,345	) (a)
ProSiebenSat.1 Media SE	(603)	(25,824	) (a)
Schibsted ASA, Class B Shares	(1,055)	(28,310	) (a)

See Notes to Financial Statements.

22	QS Global Market Neutral Fund 2016 Annual Report

QS Global Market Neutral Fund

Security	Shares	Value
Media — continued
Telenet Group Holding NV	(639)	$(33,329	) *(a)
Total Media		(113,995)
Multiline Retail — (2.3)%
Hudson’s Bay Co.	(2,600)	(33,413)
Isetan Mitsukoshi Holdings Ltd.	(3,200)	(31,494	) (a)
J. Front Retailing Co., Ltd.	(2,400)	(31,447	) (a)
Marui Group Co., Ltd.	(2,100)	(27,730	) (a)
Next PLC	(289)	(17,920	) (a)
Total Multiline Retail		(142,004)
Specialty Retail — (2.2)%
CarMax Inc.	(232)	(12,377	) *
CST Brands Inc.	(285)	(13,706)
Dufry AG, Registered Shares	(296)	(37,023	) *(a)
Fielmann AG	(250)	(20,377	) (a)
Hennes & Mauritz AB, Class B Shares	(941)	(26,528	) (a)
Sports Direct International PLC	(5,068)	(18,844	) *(a)
USS Co., Ltd.	(700)	(11,833	) (a)
Total Specialty Retail		(140,688)
Textiles, Apparel & Luxury Goods — (1.1)%
Luxottica Group SpA	(370)	(17,679	) (a)
Onward Holdings Co., Ltd.	(4,000)	(28,848	) (a)
Under Armour Inc., Class A Shares	(352)	(13,615	) *
Under Armour Inc., Class C Shares	(354)	(11,987	) *
Total Textiles, Apparel & Luxury Goods		(72,129)
Total Consumer Discretionary		(972,667)
Consumer Staples — (5.5)%
Beverages — (1.5)%
Anheuser-Busch InBev SA/NV	(254)	(33,344	) (a)
Britvic PLC	(3,558)	(27,809	) (a)
Pernod Ricard SA	(260)	(30,762	) (a)
Total Beverages		(91,915)
Food & Staples Retailing — (1.6)%
Aeon Co., Ltd.	(1,500)	(22,130	) (a)
Carrefour SA	(481)	(12,454	) (a)
COSMOS Pharmaceutical Corp.	(100)	(21,453	) (a)
Distribuidora Internacional de Alimentacion SA	(4,904)	(30,360	) (a)
Jean Coutu Group PJC Inc., Class A Shares	(800)	(12,275)
Total Food & Staples Retailing		(98,672)

See Notes to Financial Statements.

QS Global Market Neutral Fund 2016 Annual Report	23

Schedule of investments (cont’d)

September 30, 2016

QS Global Market Neutral Fund

Security	Shares	Value
Food Products — (1.6)%
CALBEE Inc.	(400)	$(15,126	) (a)
GrainCorp Ltd., Class A Shares	(2,813)	(16,927	) (a)
J&J Snack Foods Corp.	(103)	(12,269)
Snyder’s-Lance Inc.	(522)	(17,529)
SunOpta Inc.	(5,508)	(38,887	) *
Total Food Products		(100,738)
Personal Products — (0.4)%
Ontex Group NV	(859)	(27,250	) (a)
Tobacco — (0.4)%
Reynolds American Inc.	(613)	(28,903)
Total Consumer Staples		(347,478)
Energy — (6.7)%
Oil, Gas & Consumable Fuels — (6.7)%
AltaGas Ltd.	(800)	(20,574)
Cameco Corp.	(3,300)	(28,197)
Cheniere Energy Inc.	(545)	(23,762	) *
Energy Transfer Partners LP	(392)	(14,504)
EQT Corp.	(479)	(34,785)
Genesis Energy LP	(334)	(12,682)
Green Plains Inc.	(1,507)	(39,483)
Gulfport Energy Corp.	(563)	(15,905	) *
Kosmos Energy LLC	(4,210)	(26,986	) *
MPLX LP	(909)	(30,779)
Nippon Gas Co., Ltd.	(1,100)	(34,296	) (a)
Pembina Pipeline Corp.	(1,000)	(30,474)
Plains GP Holdings LP, Class A Shares	(1,985)	(25,686)
PrairieSky Royalty Ltd.	(1,300)	(26,506)
RSP Permian Inc.	(485)	(18,808	) *
Santos Ltd.	(7,041)	(19,801	) (a)
Synergy Resources Corp.	(2,760)	(19,127	) *
Total Energy		(422,355)
Financials — (11.2)%
Banks — (4.3)%
Ameris Bancorp	(441)	(15,413)
Banco Popular Espanol SA	(17,531)	(21,648	) (a)
Bank of Queensland Ltd.	(3,396)	(29,597	) (a)
Commonwealth Bank of Australia	(220)	(12,235	) (a)
First Financial Bankshares Inc.	(346)	(12,608)

See Notes to Financial Statements.

24	QS Global Market Neutral Fund 2016 Annual Report

QS Global Market Neutral Fund

Security	Shares	Value
Banks — continued
Fukuoka Financial Group Inc.	(7,000)	$(29,076	) (a)
HSBC Holdings PLC	(70)	(496)
Jyske Bank A/S, Registered Shares	(702)	(32,841	) (a)
Royal Bank of Scotland Group PLC	(11,662)	(27,081	) *(a)
Standard Chartered PLC	(4,573)	(37,241	) *(a)
Svenska Handelsbanken AB, Class A Shares	(2,712)	(37,244	) (a)
Unione di Banche Italiane SpA	(4,586)	(10,573	) (a)
Total Banks		(266,053)
Capital Markets — (3.6)%
Credit Suisse Group AG, Registered Shares	(1,827)	(23,903	) *
Hargreaves Lansdown PLC	(1,608)	(26,532	) (a)
ICAP PLC	(3,581)	(21,634	) (a)
Julius Baer Group Ltd.	(535)	(21,714	) *(a)
Nihon M&A Center Inc.	(1,000)	(30,908	) (a)
Nomura Holdings Inc.	(5,000)	(22,377	) (a)
Och-Ziff Capital Management Group LLC, Class A Shares	(4,862)	(21,101)
Schroders PLC	(860)	(30,052	) (a)
Tokai Tokyo Financial Holdings Inc.	(6,100)	(29,563	) (a)
Total Capital Markets		(227,784)
Consumer Finance — (1.8)%
Aiful Corp.	(9,200)	(28,526	) *(a)
Orient Corp.	(16,500)	(31,591	) *(a)
Provident Financial PLC	(590)	(23,138	) (a)
Santander Consumer USA Holdings Inc.	(2,510)	(30,522	) *
Total Consumer Finance		(113,777)
Diversified Financial Services — (0.2)%
AMP Ltd.	(3,127)	(12,686	) (a)
Insurance — (1.3)%
Insurance Australia Group Ltd.	(3,145)	(13,205	) (a)
Japan Post Holdings Co. Ltd.	(900)	(11,309	) (a)
Lancashire Holdings Ltd.	(2,180)	(18,928	) (a)
Willis Towers Watson PLC	(272)	(36,113)
Total Insurance		(79,555)
Total Financials		(699,855)
Health Care — (5.8)%
Health Care Equipment & Supplies — (1.9)%
Cerus Corp.	(1,948)	(12,097	) *
DexCom Inc.	(162)	(14,201	) *

See Notes to Financial Statements.

QS Global Market Neutral Fund 2016 Annual Report	25

Schedule of investments (cont’d)

September 30, 2016

QS Global Market Neutral Fund

Security	Shares	Value
Health Care Equipment & Supplies — continued
Endologix Inc.	(2,701)	$(34,572	) *
Getinge AB, Class B Shares	(1,095)	(21,216	) (a)
Integer Holdings Corp.	(365)	(7,917	) *
Spectranetics Corp.	(1,144)	(28,703	) *
Total Health Care Equipment & Supplies		(118,706)
Health Care Providers & Services — (1.6)%
HealthEquity Inc.	(1,071)	(40,537	) *
Healthscope Ltd.	(14,291)	(33,858	) (a)
Sonic Healthcare Ltd.	(1,598)	(26,993	) (a)
Total Health Care Providers & Services		(101,388)
Health Care Technology — (0.2)%
athenahealth Inc.	(98)	(12,360	) *
Life Sciences Tools & Services — (0.2)%
MorphoSys AG	(357)	(14,931	) *(a)
Pharmaceuticals — (1.9)%
AstraZeneca PLC	(408)	(26,430	) (a)
Chugai Pharmaceutical Co., Ltd.	(900)	(32,498	) (a)
Hikma Pharmaceuticals PLC	(886)	(23,189	) (a)
Medicines Co.	(559)	(21,096	) *
Takeda Pharmaceutical Co., Ltd.	(300)	(14,360	) (a)
Total Pharmaceuticals		(117,573)
Total Health Care		(364,958)
Industrials — (18.6)%
Aerospace & Defense — (1.6)%
Cobham PLC	(13,986)	(30,432	) (a)
Cubic Corp.	(779)	(36,465)
Zodiac Aerospace	(1,494)	(36,377	) (a)
Total Aerospace & Defense		(103,274)
Air Freight & Logistics — (0.5)%
Bolloré	(3,442)	(11,967	) (a)
TNT Express NV	(2,309)	(20,750	) *(a)
Total Air Freight & Logistics		(32,717)
Airlines — (1.1)%
easyJet PLC	(2,107)	(27,542	) (a)
International Consolidated Airlines Group SA	(5,855)	(30,316	) (a)
Virgin America Inc.	(216)	(11,558	) *
Total Airlines		(69,416)

See Notes to Financial Statements.

26	QS Global Market Neutral Fund 2016 Annual Report

QS Global Market Neutral Fund

Security	Shares	Value
Building Products — (0.3)%
Okabe Co., Ltd.	(2,200)	$(17,933	) (a)
Commercial Services & Supplies — (1.5)%
Clean Harbors Inc.	(317)	(15,210	) *
Matthews International Corp., Class A Shares	(207)	(12,577)
Ritchie Brothers Auctioneers Inc.	(500)	(17,535)
Stericycle Inc.	(298)	(23,882	) *
Team Inc.	(679)	(22,210	) *
Total Commercial Services & Supplies		(91,414)
Construction & Engineering — (1.1)%
Kyowa Exeo Corp.	(1,500)	(21,361	) (a)
Primoris Services Corp.	(1,400)	(28,840)
WSP Global Inc.	(600)	(18,902)
Total Construction & Engineering		(69,103)
Electrical Equipment — (1.4)%
Mabuchi Motor Co., Ltd.	(300)	(16,622	) (a)
Nidec Corp.	(400)	(36,801	) (a)
Nordex SE	(1,119)	(33,991	) *(a)
Total Electrical Equipment		(87,414)
Industrial Conglomerates — (0.3)%
Keihan Holdings Co., Ltd.	(3,000)	(20,970	) (a)
Machinery — (5.0)%
Burckhardt Compression Holding AG	(54)	(15,300	) (a)
DMG Mori AG	(647)	(31,504	) (a)
FANUC Corp.	(200)	(33,849	) (a)
Krones AG	(213)	(20,724	) (a)
Minebea Co., Ltd.	(2,000)	(18,939	) (a)
Nachi-Fujikoshi Corp.	(9,000)	(33,113	) (a)
OC Oerlikon Corp. AG, Registered Shares	(1,683)	(16,804	) *(a)
OSG Corp.	(800)	(15,916	) (a)
Proto Labs Inc.	(524)	(31,393	) *
THK Co., Ltd.	(1,900)	(37,427	) (a)
Trelleborg AB, Class B Shares	(1,643)	(32,153	) (a)
Wartsila OYJ Abp	(574)	(25,835	) (a)
Total Machinery		(312,957)
Professional Services — (1.1)%
Capita PLC	(2,094)	(18,188	) (a)
Korn/Ferry International	(1,269)	(26,649)
Stantec Inc.	(900)	(21,150)
Total Professional Services		(65,987)

See Notes to Financial Statements.

QS Global Market Neutral Fund 2016 Annual Report	27

Schedule of investments (cont’d)

September 30, 2016

QS Global Market Neutral Fund

Security	Shares	Value
Road & Rail — (1.6)%
Heartland Express Inc.	(1,185)	$(22,373)
Keio Corp.	(3,000)	(26,199	) (a)
Nagoya Railroad Co., Ltd.	(5,000)	(27,172	) (a)
Nankai Electric Railway Co., Ltd.	(5,000)	(24,016	) (a)
Total Road & Rail		(99,760)
Trading Companies & Distributors — (1.8)%
MISUMI Group Inc.	(2,200)	(41,207	) (a)
Monotaro Co., Ltd.	(1,000)	(26,868	) (a)
Travis Perkins PLC	(1,387)	(27,718	) (a)
Wajax Corp.	(1,500)	(16,544)
Total Trading Companies & Distributors		(112,337)
Transportation Infrastructure — (1.3)%
Aeroports de Paris	(294)	(29,156	) (a)
BBA Aviation PLC	(6,240)	(20,214	) (a)
Macquarie Infrastructure Corp.	(420)	(34,961)
Total Transportation Infrastructure		(84,331)
Total Industrials		(1,167,613)
Information Technology — (9.5)%
Communications Equipment — (1.0)%
Nokia OYJ	(5,486)	(31,798	) (a)
ViaSat Inc.	(402)	(30,009	) *
Total Communications Equipment		(61,807)
Electronic Equipment, Instruments & Components — (2.2)%
Halma PLC	(1,644)	(22,353	) (a)
Horiba Ltd.	(300)	(14,728	) (a)
Mesa Laboratories Inc.	(260)	(29,734)
TDK Corp.	(500)	(33,445	) (a)
Topcon Corp.	(2,500)	(35,671	) (a)
Total Electronic Equipment, Instruments & Components		(135,931)
Internet Software & Services — (1.6)%
Cimpress NV	(127)	(12,850	) *
Endurance International Group Holdings Inc.	(1,950)	(17,062	) *
Envestnet Inc.	(785)	(28,613	) *
Pandora Media Inc	(1,344)	(19,260	) *
Q2 Holdings Inc.	(690)	(19,775	) *
Total Internet Software & Services		(97,560)
IT Services — (0.5)%
DH Corp.	(1,100)	(23,778)

See Notes to Financial Statements.

28	QS Global Market Neutral Fund 2016 Annual Report

QS Global Market Neutral Fund

Security		Shares	Value
IT Services — continued
GMO Payment Gateway Inc.		(200)	$(10,415	) (a)
Total IT Services			(34,193)
Semiconductors & Semiconductor Equipment — (1.8)%
ams AG		(748)	(24,211	) (a)
Cavium Inc.		(570)	(33,174	) *
Lattice Semiconductor Corp.		(4,241)	(27,524	) *
Micron Technology Inc.		(1,585)	(28,182	) *
Total Semiconductors & Semiconductor Equipment			(113,091)
Software — (2.4)%
Blackbaud Inc.		(459)	(30,450)
Capcom Co., Ltd.		(1,400)	(34,302	) (a)
Descartes Systems Group Inc.		(1,600)	(34,428	) *
Mobileye NV		(386)	(16,432	) *
Playtech PLC		(2,972)	(35,055	) (a)
Total Software			(150,667)
Total Information Technology			(593,249)
Materials — (11.4)%
Chemicals — (5.5)%
Air Liquide SA		(251)	(26,895	) (a)
Air Water Inc.	`	(2,000)	(37,743	) (a)
Balchem Corp.		(453)	(35,121)
CF Industries Holdings Inc.		(850)	(20,697)
Elementis PLC		(5,292)	(14,946	) (a)
Essentra PLC		(4,593)	(28,927	) (a)
K&S AG, Registered Shares		(814)	(15,466	) (a)
Kansai Paint Co., Ltd.		(900)	(19,715	) (a)
LSB Industries Inc.		(1,079)	(9,258	) *
Mosaic Co.		(1,043)	(25,512)
Nippon Paint Holdings Co., Ltd.		(900)	(30,195	) (a)
Solvay SA		(320)	(36,982	) (a)
Symrise AG		(441)	(32,322	) (a)
Victrex PLC		(661)	(13,434	) (a)
Total Chemicals			(347,213)
Construction Materials — (0.3)%
LafargeHolcim Ltd., Registered Shares		(325)	(17,527	) *(a)
Containers & Packaging — (1.1)%
Ball Corp.		(400)	(32,780)
DS Smith PLC		(2,880)	(14,346	) (a)
Silgan Holdings Inc.		(478)	(24,182)
Total Containers & Packaging			(71,308)

See Notes to Financial Statements.

QS Global Market Neutral Fund 2016 Annual Report	29

Schedule of investments (cont’d)

September 30, 2016

QS Global Market Neutral Fund

Security	Shares	Value
Metals & Mining — (4.1)%
Antofagasta PLC	(3,174)	$(21,506	) (a)
Compass Minerals International Inc.	(227)	(16,730)
Franco-Nevada Corp.	(400)	(27,946)
Independence Group NL	(4,594)	(14,933	) (a)
MAG Silver Corp.	(1,900)	(28,632	) *
Novagold Resources Inc.	(3,700)	(20,672	) *
Osisko Gold Royalties Ltd.	(1,100)	(12,040)
Pretium Resources Inc.	(3,200)	(32,855	) *
Richmont Mines Inc.	(2,300)	(23,176	) *
Turquoise Hill Resources Ltd.	(10,200)	(30,166	) *
Voestalpine AG	(777)	(26,863	) (a)
Total Metals & Mining		(255,519)
Paper & Forest Products — (0.4)%
Stella-Jones Inc.	(700)	(24,282)
Total Materials		(715,849)
Real Estate — (3.3)%
Equity Real Estate Investment Trusts (REITs) — (2.8)%
Equinix Inc.	(95)	(34,224)
Great Portland Estates PLC	(1,756)	(14,434	) (a)
Merlin Properties Socimi SA	(2,204)	(26,083	) (a)
QTS Realty Trust Inc., Class A Shares	(222)	(11,733)
Rexford Industrial Realty Inc.	(1,387)	(31,748)
Shaftesbury PLC	(2,722)	(34,263	) (a)
Weyerhaeuser Co.	(787)	(25,137)
Total Equity Real Estate Investment Trusts (REITs)		(177,622)
Real Estate Management & Development — (0.5)%
Capital & Counties Properties PLC	(7,592)	(28,340	) (a)
Total Real Estate		(205,962)
Telecommunication Services — (1.7)%
Diversified Telecommunication Services — (1.0)%
Iliad SA	(135)	(28,329	) (a)
SFR Group SA	(1,226)	(36,097)
Total Diversified Telecommunication Services		(64,426)
Wireless Telecommunication Services — (0.7)%
Drillisch AG	(417)	(20,247	) (a)
Tele2 AB, Class B Shares	(2,688)	(23,185	) (a)
Total Wireless Telecommunication Services		(43,432)
Total Telecommunication Services		(107,858)

See Notes to Financial Statements.

30	QS Global Market Neutral Fund 2016 Annual Report

QS Global Market Neutral Fund

Security	Shares	Value
Utilities — (1.8)%
Electric Utilities — (0.2)%
Hokkaido Electric Power Co. Inc.	(1,500)	$(12,797	) (a)
Gas Utilities — (0.6)%
Piedmont Natural Gas Co. Inc.	(352)	(21,134)
Spire Inc.	(255)	(16,254)
Total Gas Utilities		(37,388)
Independent Power and Renewable Electricity Producers — (0.4)%
Terraform Global Inc., Class A Shares	(6,179)	(25,396	) *
Water Utilities — (0.6)%
California Water Service Group	(1,140)	(36,582)
Total Utilities		(112,163)
Total Securities Sold Short (Proceeds — $(5,605,985))		$(5,710,007)

*	Non-income producing security.

‡	Percentages indicated are based on net assets.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

Summary of Securities Sold Short by Country± (unaudited)
United States	30.0%
Japan	21.5
United Kingdom	11.9
Canada	9.3
Germany	4.3
France	4.3
Australia	3.6
Sweden	2.5
Switzerland	2.3
Belgium	2.3
Spain	1.7
Finland	1.5
Netherlands	1.0
Italy	1.0
Austria	0.9
Denmark	0.6
Norway	0.5
Jordan	0.4
Chile	0.4
100.0%

±	As a percentage of total securities sold short. Please note that the Fund holdings are as of September 30, 2016 and are subject to change.

See Notes to Financial Statements.

QS Global Market Neutral Fund 2016 Annual Report	31

Statement of assets and liabilities

September 30, 2016

Assets:
Investments, at value (Cost — $6,425,795)	$6,782,928
Foreign currency, at value (Cost — $9,830)	9,836
Foreign cash collateral held at broker for securities sold short (Cost — $3,328,947)	3,571,368
Deposits with broker for securities sold short	1,589,717
Receivable for securities sold	99,471
Deferred offering costs	28,184
Dividends and interest receivable	18,841
Unrealized appreciation on forward foreign currency contracts	6,800
Prepaid expenses	10,316
Total Assets	12,117,461

Liabilities:
Investments sold short, at value (proceeds received — $5,605,985)	5,710,007
Payable for securities purchased	49,349
Dividends payable on securities sold short	14,801
Unrealized depreciation on forward foreign currency contracts	8,243
Investment management fee payable	7,420
Trustees’ fees payable	126
Service and/or distribution fees payable	19
Accrued expenses	55,078
Total Liabilities	5,845,043
Total Net Assets	$6,272,418

Net Assets:
Par value (Note 6)	$7
Paid-in capital in excess of par value	6,468,893
Accumulated net investment loss	(148,010)
Accumulated net realized loss on investments, short sales and foreign currency transactions	(542,637)
Net unrealized appreciation on investments, short sales and foreign currencies	494,165
Total Net Assets	$6,272,418

Net Assets:
Class A	$96,236
Class I	$1,544,862
Class IS	$4,631,320

Shares Outstanding:
Class A	10,000
Class I	160,179
Class IS	480,000

Net Asset Value:
Class A	$9.62
Class I	$9.64
Class IS	$9.65
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$10.21

See Notes to Financial Statements.

32	QS Global Market Neutral Fund 2016 Annual Report

Statement of operations

For the Period Ended September 30, 20161

Investment Income:
Dividends	$118,991
Less: Foreign taxes withheld	(9,018)
Total Investment Income	109,973

Expenses:
Offering costs (Note 1)	140,921
Dividend expense on securities sold short	126,706
Investment management fee (Note 2)	47,067
Custody fees	32,559
Organization expenses (Note 1)	26,372
Audit and tax fees	20,400
Legal fees	18,524
Shareholder reports	14,758
Fund accounting fees	14,643
Interest expense on securities sold short	8,201
Registration fees	5,928
Transfer agent fees (Note 5)	725
Trustees’ fees	591
Service and/or distribution fees (Notes 2 and 5)	204
Insurance	34
Miscellaneous expenses	4,584
Total Expenses	462,217
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(272,559)
Net Expenses	189,658
Net Investment Loss	(79,685)

Realized and Unrealized Gain (Loss) on Investments, Short Sales and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(121,125)
Securities sold short	(396,781)
Foreign currency transactions	(129,156)
Net Realized Loss	(647,062)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	357,133
Securities sold short	(104,022)
Foreign currencies	241,054
Change in Net Unrealized Appreciation (Depreciation)	494,165
Net Loss on Investments, Short Sales and Foreign Currency Transactions	(152,897)
Decrease in Net Assets From Operations	$(232,582)

[1]	For the period November 30, 2015 (inception date) to September 30, 2016.

See Notes to Financial Statements.

QS Global Market Neutral Fund 2016 Annual Report	33

Statement of changes in net assets

For the Period Ended September 30,	2016[1]

Operations:
Net investment loss	$(79,685)
Net realized loss	(647,062)
Change in net unrealized appreciation (depreciation)	494,165
Decrease in Net Assets From Operations	(232,582)

Fund Share Transactions (Note 6):
Net proceeds from sale of shares	6,505,000
Increase in Net Assets From Fund Share Transactions	6,505,000
Increase in Net Assets	6,272,418

Net Assets:
Beginning of period	—
End of period*	$6,272,418
*Includesaccumulated net investment loss of:	$(148,010)

[1]	For the period November 30, 2015 (inception date) to September 30, 2016.

See Notes to Financial Statements.

34	QS Global Market Neutral Fund 2016 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class A Shares[1]	2016[2]

Net asset value, beginning of period	$10.00

Loss from operations:
Net investment loss	(0.16)
Net realized and unrealized loss	(0.22)
Total loss from operations	(0.38)

Net asset value, end of period	$9.62
Total return[3]	(3.80)%

Net assets, end of period (000s)	$96

Ratios to average net assets:
Gross expenses[4]	9.69%
Net expenses[4,5,6]	4.09
Net investment loss[4]	(1.97)

Portfolio turnover rate	143%[7]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period November 30, 2015 (inception date) to September 30, 2016.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions and expenses; fees, costs and expenses associated with any prime brokerage arrangement (including costs of any securities borrowing arrangement); dividend and interest expense on securities sold short, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.55%. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceed the expense cap as a result of dividend and interest expenses on securities sold short. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	Excluding short sale transactions. If short sale transactions had been included, the portfolio turnover rate would have been 398%.

See Notes to Financial Statements.

QS Global Market Neutral Fund 2016 Annual Report	35

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class I Shares[1]	2016[2]

Net asset value, beginning of period	$10.00

Loss from operations:
Net investment loss	(0.11)
Net realized and unrealized loss	(0.25)
Total loss from operations	(0.36)

Net asset value, end of period	$9.64
Total return[3]	(3.50)%

Net assets, end of period (000s)	$1,545

Ratios to average net assets:
Gross expenses[4]	9.01%
Net expenses[4,5,6]	3.99
Net investment loss[4]	(1.36)

Portfolio turnover rate	143%[7]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period November 30, 2015 (inception date) to September 30, 2016.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions and expenses; fees, costs and expenses associated with any prime brokerage arrangement (including costs of any securities borrowing arrangement); dividend and interest expense on securities sold short, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.20%. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceed the expense cap as a result of dividend and interest expenses on securities sold short. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

[6]	Reflects expense reimbursements.

[7]	Excluding short sale transactions. If short sale transactions had been included, the portfolio turnover rate would have been 398%.

See Notes to Financial Statements.

36	QS Global Market Neutral Fund 2016 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class IS Shares[1]	2016[2]

Net asset value, beginning of period	$10.00

Loss from operations:
Net investment loss	(0.14)
Net realized and unrealized loss	(0.21)
Total loss from operations	(0.35)

Net asset value, end of period	$9.65
Total return[3]	(3.50)%

Net assets, end of period (000s)	$4,631

Ratios to average net assets:
Gross expenses[4]	9.40%
Net expenses[4,5,6]	3.78
Net investment loss[4]	(1.66)

Portfolio turnover rate	143%[7]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period November 30, 2015 (inception date) to September 30, 2016.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions and expenses; fees, costs and expenses associated with any prime brokerage arrangement (including costs of any securities borrowing arrangement); dividend and interest expense on securities sold short, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 1.10%. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceed the expense cap as a result of dividend and interest expenses on securities sold short. In addition, the ratio of the total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	Excluding short sale transactions. If short sale transactions had been included, the portfolio turnover rate would have been 398%.

See Notes to Financial Statements.

QS Global Market Neutral Fund 2016 Annual Report	37

Notes to financial statements

1. Organization and significant accounting policies

QS Global Market Neutral Fund (the “Fund”) is a separate diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations,

38	QS Global Market Neutral Fund 2016 Annual Report

evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

QS Global Market Neutral Fund 2016 Annual Report	39

Notes to financial statements (cont’d)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks:
Consumer discretionary	$478,541	$606,106	—	$1,084,647
Consumer staples	53,588	328,129	—	381,717
Energy	135,098	242,293	—	377,391
Financials	338,496	381,025	—	719,521
Health care	310,835	56,323	—	367,158
Industrials	355,662	871,717	—	1,227,379
Information technology	267,928	299,205	—	567,133
Materials	195,289	500,574	—	695,863
Real estate	44,898	90,546	—	135,444
Telecommunication services	25,410	62,839	—	88,249
Utilities	40,081	35,673	—	75,754
Total long-term investments	$2,245,826	$3,474,430	—	$5,720,256
Short-term investments†	1,062,672	—	—	1,062,672
Total investments	$3,308,498	$3,474,430	—	$6,782,928
Other financial instruments:
Forward foreign currency contracts	—	6,800	—	6,800
Total	$3,308,498	$3,481,230	—	$6,789,728

40	QS Global Market Neutral Fund 2016 Annual Report

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Securities sold short†:
Common stocks:
Consumer discretionary	$235,239	$737,428	—	$972,667
Consumer staples	109,863	237,615	—	347,478
Energy	368,258	54,097	—	422,355
Financials	140,156	559,699	—	699,855
Health care	171,483	193,475	—	364,958
Industrials	340,249	806,614	$20,750	1,167,613
Information technology	351,271	241,978	—	593,249
Materials	364,049	351,800	—	715,849
Real estate	102,842	103,120	—	205,962
Telecommunication services	36,097	71,761	—	107,858
Utilities	99,366	12,797	—	112,163
Total securities sold short	$2,318,873	$3,370,384	$20,750	$5,710,007
Forward foreign currency contracts	—	8,243	—	8,243
Total	$2,318,873	$3,378,627	$20,750	$5,718,250

†	See Schedule of Investments for additional detailed categorizations.

For the period ended September 30, 2016, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the period. The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At September 30, 2016, securities valued at $3,474,430 and securities sold short valued at $3,370,384 were classified as Level 2 within the fair value hierarchy because fair value procedures were applied when the change in value of a domestic equity security index suggested that the closing prices on foreign exchanges may no longer have represented the value of those securities at the time of closing of the NYSE.

(b) Short sale transactions. Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, a Fund must borrow the security to deliver to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it in the open market at the time of replacement. The proceeds received by the Fund for the short sale are retained by the broker as collateral until the Fund replaces the borrowed security. If the market value of the security sold short increases, additional collateral may be required. The amount of collateral required is determined daily by reference to the market value of the short positions. Liabilities for securities sold short are marked-to-market daily and reported at market value in the financial statements.

QS Global Market Neutral Fund 2016 Annual Report	41

Notes to financial statements (cont’d)

Short sale transactions may result in a risk of loss that may exceed the amount shown on the Statement of Assets and Liabilities. A gain, limited to the price at which the Fund sold the security short, or a loss, potentially unlimited in size, will be recognized upon termination of a short sale. Dividends on short positions are recorded as a liability on the ex-dividend date and are shown in the Statement of Operations as Dividend Expense because the Fund must pay the dividend to the lender of the security.

Short selling is a technique that may be considered speculative, involves risk beyond the amount of money used to secure each transaction and may represent a form of leverage.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

42	QS Global Market Neutral Fund 2016 Annual Report

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(f) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

QS Global Market Neutral Fund 2016 Annual Report	43

Notes to financial statements (cont’d)

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of September 30, 2016, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $8,243. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(g) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(h) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(i) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(j) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(k) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(l) Organization costs. Organization costs associated with the establishment of the Fund are charged to expense as they are incurred.

44	QS Global Market Neutral Fund 2016 Annual Report

(m) Offering costs. Costs incurred by the Fund in connection with the commencement of the Fund’s operations are being amortized on a straight line basis over twelve months.

(n) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of September 30, 2016, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(o) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Accumulated Net Investment Loss	Accumulated Net Realized Loss	Paid-in Capital
(a)	$36,100	—	$(36,100)
(b)	(104,425)	$104,425	—

(a)	Reclassifications are due to a tax net operating loss and non-deductible organization and offering costs for tax purposes.

(b)	Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes and book/tax differences in the treatment of passive foreign investment companies.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and QS Investors, LLC (“QS Investors”) is the Fund’s subadviser. Western Asset Management Company (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. LMPFA, QS Investors and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.95% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of the portion of the cash and short-term instruments allocated to Western

QS Global Market Neutral Fund 2016 Annual Report	45

Notes to financial statements (cont’d)

Asset. For its services, LMPFA pays QS Investors an aggregate fee equal to 70% of the net management fee it receives from the Fund. For Western Asset’s services to the Fund, LMPFA pays Western Asset 0.02% of the portion of the Fund’s average daily net assets that are allocated to Western Asset by LMPFA.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage commissions and expenses; fees, costs and expenses associated with any prime brokerage arrangement (including costs of any securities borrowing arrangement); dividend and interest expense on securities sold short, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class I and Class IS shares did not exceed 1.55%, 1.20% and 1.10%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceed the expense cap as a result of dividend and interest expenses on securities sold short. These expense limitation arrangements cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

During the period ended September 30, 2016, fees waived and/or expenses reimbursed amounted to $272,559.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at September 30, 2016, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class I	Class IS
Expires September 30, 2019	$4,572	$47,617	$220,370
Total fee waivers/expense reimbursements subject to recapture	$4,572	$47,617	$220,370

For the period ended September 30, 2016, LMPFA did not recapture any fees.

Legg Mason Investor Services, LLC (‘‘LMIS’’), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

46	QS Global Market Neutral Fund 2016 Annual Report

For the period ended September 30, 2016, LMIS and its affiliates did not retain sales charges on sales of the Fund’s Class A shares. In addition, there were no CDSCs paid to LMIS and its affiliates for the period ended September 30, 2016.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

As of September 30, 2016, Legg Mason and its affiliates owned 77% of the Fund.

3. Investments

During the period ended September 30, 2016, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Investments*
Purchases	$13,084,480
Sales	7,638,634

*	Excluding securities sold short and covers on securities sold short in the amount of $8,453,914 and $13,663,159 respectively.

At September 30, 2016, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$494,466
Gross unrealized depreciation	(247,972)
Net unrealized appreciation	$246,494

At September 30, 2016, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	745,874	GBP	570,000	Bank of New York	10/21/16	$6,800
USD	1,093,650	JPY	111,000,000	Bank of New York	10/21/16	(1,730)
USD	414,063	CAD	545,000	Citibank N.A.	10/21/16	(1,408)
USD	207,872	AUD	275,000	Northern Trust Co.	10/21/16	(2,527)
USD	626,993	EUR	560,000	Northern Trust Co.	10/21/16	(2,578)
Total						$(1,443)

Abbreviations used in this table:
AUD	— Australian Dollar
CAD	— Canadian Dollar
EUR	— Euro
GBP	— British Pound
JPY	— Japanese Yen
USD	— United States Dollar

QS Global Market Neutral Fund 2016 Annual Report	47

Notes to financial statements (cont’d)

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at September 30, 2016.

ASSET DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$6,800

LIABILITY DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$8,243

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended September 30, 2016. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Foreign Exchange Risk
Forward foreign currency contracts[1]	$(117,924)

[1]	Net realized gain (loss) from forward foreign currency contracts is reported in net realized gain (loss) from foreign currency transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Foreign Exchange Risk
Forward foreign currency contracts[1]	$(1,443)

[1]

The change in unrealized appreciation (depreciation) from forward foreign currency contracts is reported in the change in net unrealized appreciation (depreciation) from foreign currencies in the Statement of Operations.

During the period ended September 30, 2016, the volume of derivative activity for the Fund was as follows:

Average Market Value
Forward foreign currency contracts (to sell)	$2,530,830

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral received by the Fund at September 30, 2016:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Forward foreign currency contracts	$6,800	—	$6,800

48	QS Global Market Neutral Fund 2016 Annual Report

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at September 30, 2016:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged	Net Amount
Forward foreign currency contracts	$8,243	—	$8,243

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A shares calculated at the annual rate of 0.25% of the average daily net assets of the class. Service and/or distribution fees are accrued daily and paid monthly.

For the period ended September 30, 2016, class specific expenses were as follows:

	Service and/or Distribution Fees[1]	Transfer Agent Fees[1]
Class A	$204	$45
Class I	—	226
Class IS	—	454
Total	$204	$725

[1]	For the period November 30, 2015 (inception date) to September 30, 2016.

For the period ended September 30, 2016, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements[1]
Class A	$4,572
Class I	47,617
Class IS	220,370
Total	$272,559

[1]	For the period November 30, 2015 (inception date) to September 30, 2016.

6. Shares of beneficial interest

At September 30, 2016, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

QS Global Market Neutral Fund 2016 Annual Report	49

Notes to financial statements (cont’d)

Transactions in shares of each class were as follows:

	Period Ended September 30, 2016[1]
	Shares	Amount
Class A
Shares sold	10,000	$100,000
Net increase	10,000	$100,000

Class I
Shares sold	160,179	$1,605,000
Net increase	160,179	$1,605,000

Class IS
Shares sold	480,000	$4,800,000
Net increase	480,000	$4,800,000

[1]	For the period November 30, 2015 (inception date) to September 30, 2016.

7. Income tax information and distributions to shareholders

The Fund did not make any distributions during the fiscal period ended September 30, 2016.

As of September 30, 2016, the components of accumulated earnings (losses) on a tax basis were as follows:

Deferred capital losses*	$(442,059)
Other book/tax temporary differences(a)	(137,949)
Unrealized appreciation/(depreciation)(b)	383,526
Total accumulated earnings I (losses) — net	$(196,482)

*	These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the deferral of certain late year losses for tax purposes, book/tax differences in the treatment of distributions from real estate investment trusts, the realization for tax purposes of unrealized gains (losses) on foreign currency contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

8. Recent accounting pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

50	QS Global Market Neutral Fund 2016 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Global Asset Management Trust and Shareholders of the QS Global Market Neutral Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the QS Global Market Neutral Fund (one of the funds comprising Legg Mason Global Asset Management Trust, the “Fund”) at September 30, 2016, the results of its operations, the changes in its net assets and the financial highlights for the period November 30, 2015 (commencement of operations) through September 30, 2016, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at September 30, 2016 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

November 18, 2016

QS Global Market Neutral Fund 2016 Annual Report	51

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of QS Global Market Neutral Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†
Ruby P. Hearn
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	Senior Vice President Emerita of The Robert Wood Johnson Foundation (non-profit) since 2001; Member of the Institute of Medicine since 1982; formerly, Trustee of the New York Academy of Medicine (2004 to 2012); Director of the Institute for Healthcare Improvement (2002 to 2012); Senior Vice President of The Robert Wood Johnson Foundation (1996 to 2001); Fellow of The Yale Corporation (1992 to 1998)
Number of funds in fund complex overseen by Trustee	21
Other board memberships held by Trustee during past five years	None

Arnold L. Lehman
Year of birth	1944
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	Since 1982 and since 2015
Principal occupation(s) during past five years	Senior Advisor, Phillips Auctioneer since 2015; Trustee of American Federation of Arts since 1998; formerly, Fellow, Ford Foundation (2015 to 2016); Director of the Brooklyn Museum (1997 to 2015) and Director of The Baltimore Museum of Art (1979 to 1997)
Number of funds in fund complex overseen by Trustee	21
Other board memberships held by Trustee during past five years	None

Robin J.W. Masters
Year of birth	1955
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Retired; formerly, Chief Investment Officer of ACE Limited (insurance) (1986 to 2000)
Number of funds in fund complex overseen by Trustee	21
Other board memberships held by Trustee during past five years	Director of Cheyne Capital International Limited (investment advisory firm); formerly, Director/Trustee of Legg Mason Institutional Funds plc, WA Fixed Income Funds plc and Western Asset Debt Securities Fund plc. (2007 to 2011)

52	QS Global Market Neutral Fund

Independent Trustees† cont’d
Jill E. McGovern
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Senior Consultant, American Institute for Contemporary German Studies (AICGS) since 2007; formerly, Chief Executive Officer of The Marrow Foundation (non-profit) (1993 to 2007); Executive Director of the Baltimore International Festival (1991 to 1993); Senior Assistant to the President of The Johns Hopkins University (1986 to 1990)
Number of funds in fund complex overseen by Trustee	21
Other board memberships held by Trustee during past five years	Director of International Biomedical Research Alliance; Director of Lois Roth Endowment

Arthur S. Mehlman
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Retired. Director, The University of Maryland Foundation since 1992; Director, The League for People with Disabilities since 2003; formerly, Director, Municipal Mortgage & Equity LLC (2004 to 2011); Partner, KPMG LLP (international accounting firm) (1972 to 2002)
Number of funds in fund complex overseen by Trustee	Director/Trustee of all Legg Mason Funds consisting of 21 portfolios; Director/Trustee of the Royce Family of Funds consisting of 26 portfolios
Other board memberships held by Trustee during past five years	Director of Municipal Mortgage & Equity, LLC. (2004 to 2011)

G. Peter O’Brien
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Retired. Trustee Emeritus of Colgate University; Board Member, Hill House, Inc. (residential home care); Board Member, Bridges School (pre- school); formerly, Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971 to 1999)
Number of funds in fund complex overseen by Trustee	Director/Trustee of all Legg Mason funds consisting of 21 portfolios; Director/Trustee of the Royce Family of Funds consisting of 26 portfolios
Other board memberships held by Trustee during past five years	Director of TICC Capital Corp.

QS Global Market Neutral Fund	53

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† cont’d
S. Ford Rowan
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Chairman, National Center for Critical Incident Analysis, since 2004; Consultant to University of Maryland University College, since 2013; formerly, Lecturer in Organizational Sciences, George Washington University (2000 to 2014); Trustee, St. John’s College (2006 to 2012); Consultant, Rowan & Blewitt Inc. (management consulting) (1984 to 2007); Lecturer in Journalism, Northwestern University (1980 to 1993); Director, Santa Fe Institute (1999 to 2008)
Number of funds in fund complex overseen by Trustee	21
Other board memberships held by Trustee during past five years	None

Robert M. Tarola
Year of birth	1950
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	Executive Vice President and Chief Financial Officer, Southcoast Health System, Inc. (healthcare provider network) since 2015; President of Right Advisory LLC (corporate finance and governance consulting) since 2008; Member, Investor Advisory Group of the Public Company Accounting Oversight Board since 2009; formerly, Senior Vice President and Chief Financial Officer of The Howard University (2009 to 2013) (higher education and health care); Senior Vice President and Chief Financial Officer of W.R. Grace & Co. (specialty chemicals) (1999 to 2008) and MedStar Health, Inc. (healthcare) (1996 to 1999); Partner, Price Waterhouse, LLP (accounting and auditing) (1984 to 1996)
Number of funds in fund complex overseen by Trustee	21
Other board memberships held by Trustee during past five years	Director of American Kidney Fund (renal disease assistance); Director of XBRL International, Inc. (global data standard setting); Director of Vista Outdoor, Inc. (sporting goods)

54	QS Global Market Neutral Fund

Interested Trustee
Jane Trust[3]
Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2015); Officer and/or Trustee/Director of 159 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); formerly, Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); formerly, Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	152
Other board memberships held by Trustee during past five years	None

Executive Officers
Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

QS Global Market Neutral Fund	55

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Executive Officers cont’d
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Vice President and Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Christopher Berarducci Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. (2011 to 2015); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); formerly, AML Consultant, Rabobank Netherlands, (2009); formerly, First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

56	QS Global Market Neutral Fund

Executive Officers cont’d
Jenna Bailey Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013); formerly, Risk Manager of U.S. Distribution of Legg Mason & Co. (2007 to 2011)
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”). Each of the Independent Trustees serves on the standing committees of the Board of Trustees, which include the Audit Committee (chair: Arthur S. Mehlman), the Nominating Committee (co-chairs: G. Peter O’Brien and Jill E. McGovern), and the Independent Trustees Committee (chair: Arnold L. Lehman).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

QS Global Market Neutral Fund	57

QS

Global Market Neutral Fund

Trustees

Ruby P. Hearn

Arnold L. Lehman

Chairman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

QS Investors, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

BNY Mellon Investment

Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

QS Global Market Neutral Fund

The Fund is a separate investment series of Legg Mason Global Asset Management Trust, a Maryland statutory trust.

QS Global Market Neutral Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of QS Global Market Neutral Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before you invest.

www.leggmason.com

© 2016 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2016 Legg Mason Investor Services, LLC Member FINRA, SIPC

QSIN316994 11/16 SR16-2918

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Arthur S. Mehlman the Chairman of the Board’s Audit Committee and Robert M. Tarola, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N- to qualify as “audit committee financial experts,” and have designated Mr. Mehlman and Mr. Tarola CSR as the Audit Committee’s financial experts. Mr. Mehlman and Mr. Tarola are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending September 30, 2015 and September 30, 2016 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $205,455 in September 30, 2015 and $89,074 in September 30, 2016.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in September 30, 2015 and $3,250 in September 30, 2016.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Global Asset Management Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Period.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $25,565 in September 30, 2015 and $42,737 in September 30, 2016. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the to service affiliates during the Reporting Periods that required pre-approval by the Audit Auditors Committee.

d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor were $1,762 in September 30, 2015 and $2,599 in September 30, 2016, other than the services reported in paragraphs (a) through (c) of this item for the Legg Mason Global Asset Management Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Global Asset Management Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)

(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Global Asset Management Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for September 30, 2015 and September 30, 2016; Tax Fees were 100% and 100% for September 30, 2015 and September 30, 2016; and Other Fees were 100% and 100% for September 30, 2015 and September 30, 2016.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Global Asset Management Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Global Asset Management Trust during the reporting period were $348,474 in September 30, 2015 and $197,515 in September 30, 2016.

(h) Yes. Legg Mason Global Asset Management Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Global Asset Management Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Global Asset Management Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	November 22, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	November 22, 2016

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	November 22, 2016